Income Taxes	12 Months Ended
Jan. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES

The components of income (loss) before provision for income taxes for the years ended January 31, 2021, 2020, and 2019 were as follows:

	Year Ended January 31,
(in thousands)	2021	2020	2019
U.S.	$(8,665)	$(10,116)	$(3,769)
Non-U.S.	33,389	40,053	23,710
Total income before provision for income taxes	$24,724	$29,937	$19,941

The provision for income taxes for the years ended January 31, 2021, 2020, and 2019 consisted of the following:

	Year Ended January 31,
(in thousands)	2021	2020	2019
Current provision (benefit) for income taxes:
U.S. Federal	$(1,434)	$(884)	$1,702
U.S. State	(44)	(164)	69
Non-U.S.	8,087	(1,988)	(3,154)
Total current provision (benefit) for income taxes	6,609	(3,036)	(1,383)
Deferred provision (benefit) for income taxes:
U.S. Federal	(910)	372	1,848
U.S. State	(200)	89	420
Non-U.S.	(1,085)	5,142	6,735
Total deferred provision (benefit) for income taxes	(2,195)	5,603	9,003
Total provision for income taxes	$4,414	$2,567	$7,620

The reconciliation of the U.S. federal statutory rate to our effective tax rate on income before provision for income taxes for the years ended January 31, 2021, 2020, and 2019 was as follows:

	Year Ended January 31,
(dollars in thousands)	2021	2020	2019
U.S. federal statutory income tax rate	21.0%	21.0%	21.0%

Income tax provision at the U.S. federal statutory rate	$5,192	$6,287	$4,189
U.S. State income tax (benefit) provision	(226)	(45)	436
Non-U.S. tax rate differential	(2,802)	6,734	2,477
Tax incentives	(139)	(1,292)	(305)
Valuation allowances	31	(898)	1,761
Non-deductible expenses/non-taxable income	(261)	1,677	(1,787)
Tax contingencies	1,184	(13,254)	(3,584)
U.S. tax effects of non-U.S. operations	1,001	3,268	4,273
Other, net	434	90	160
Total provision for income taxes	$4,414	$2,567	$7,620
Effective income tax rate	17.9%	8.6%	38.2%
Our operations in Israel have been granted “Approved Enterprise” (“AE”) status by the Investment Center of the Israeli Ministry of Industry, Trade and Labor, which makes us eligible for tax benefits under the Israeli Law for Encouragement of Capital Investments, 1959. Under the terms of the program, income attributable to an approved enterprise is exempt from income tax for a period of two years and is subject to a reduced income tax rate for the subsequent five to eight years (generally 10% - 23%, depending on the percentage of non-Israeli investment in the company). Our AE status expired between January 31, 2020 and January 31, 2021. Based on the current law, the company qualifies for an alternative tax incentive program as a Preferred Technological Enterprise (“PTE”). Pursuant to Amendment 73 to the Investment Law adopted in 2017, a company located in the Center of Israel that meets the conditions for PTE is subject to a 12% tax rate on eligible income. Income not eligible for PTE benefits is taxed at the regular corporate rate of 23%. In addition, certain operations in Cyprus qualify for favorable tax treatment under the Cypriot Intellectual Property Regime (“IP Regime”). This legislation exempts 80% of income and gains derived from patents, copyrights, and trademarks from taxation. These tax incentives decreased our effective tax rate by 0.6%, 4.3%, and 1.5% for the years ended January 31, 2021, 2020, and 2019, respectively.

Deferred tax assets and liabilities consisted of the following at January 31, 2021 and 2020:

	January 31,
(in thousands)	2021	2020
Deferred tax assets:
Loss carryforwards	$7,321	$8,416
Accrued compensation	1,884	1,158
Accrued expenses	390	—
Operating lease liabilities	362	457
Exchange rate differences	344	—
Other, net	235	—
Total deferred tax assets	10,536	10,031
Deferred tax liabilities:
Deferred cost of revenue	(3,831)	(2,733)
Goodwill and other intangible assets	(874)	(1,147)
Exchange differences	—	(719)
Accrued expenses	—	(448)
Depreciation of property and equipment	(550)	(1,017)
Operating lease right-of-use assets	(295)	(363)
Other, net	—	(620)
Total deferred tax liabilities	(5,550)	(7,047)
Valuation allowance	(5,732)	(5,701)
Net deferred tax liabilities	$(746)	$(2,717)

Recorded as:
Deferred tax assets	$3,303	$2,015
Deferred tax liabilities	(4,049)	(4,732)
Net deferred tax liabilities	$(746)	$(2,717)

We had non-U.S. NOL carryforwards of approximately $78.3 million. At January 31, 2021, all but $2.6 million of these non-U.S. loss carryforwards had indefinite carryforward periods.

We currently intend to continue to indefinitely reinvest the earnings of our non-U.S. subsidiaries to finance non-U.S. activities to the extent distributions would result in an incremental tax cost. We have not provided tax on the outside basis difference of non-U.S. subsidiaries nor have we provided for any additional withholding or other tax that may be applicable should a future distribution be made from any unremitted earnings of non-U.S. subsidiaries. Due to complexities in the laws of the non-U.S. jurisdictions and the assumptions that would have to be made, it is not practicable to estimate the total amount of income and withholding taxes that would have to be provided on such earnings.

As required by the authoritative guidance on accounting for income taxes, we evaluate the realizability of deferred tax assets on a jurisdictional basis at each reporting date. Accounting for income taxes guidance requires that a valuation allowance be established when it is more likely than not that all or a portion of the deferred tax assets will not be realized. In circumstances where there is sufficient negative evidence indicating that the deferred tax assets are not more likely than not realizable, we establish a valuation allowance. We have recorded valuation allowances in the amount of $5.7 million at January 31, 2021 and 2020.

Activity in the recorded valuation allowance consisted of the following for the years ended January 31, 2021 and 2020:

	Year Ended January 31,
(in thousands)	2021	2020
Valuation allowance, beginning of year	$(5,701)	$(6,815)
Income tax (provision) benefit	(31)	898
Adoption of ASU No. 2014-09	—	—
Currency translation adjustment and other	—	216
Valuation allowance, end of year	$(5,732)	$(5,701)

In accordance with the authoritative guidance on accounting for uncertainty in income taxes, differences between the amount of tax benefits taken or expected to be taken in our income tax returns and the amount of tax benefits recognized in our financial statements, determined by applying the prescribed methodologies of accounting for uncertainty in income taxes, represent our unrecognized income tax benefits, which we either record as a liability or as a reduction of deferred tax assets.

For the years ended January 31, 2021, 2020, and 2019 the aggregate changes in the balance of gross unrecognized tax benefits were as follows:

	Year Ended January 31,
(in thousands)	2021	2020	2019
Gross unrecognized tax benefits, beginning of year	$8,742	$24,755	$32,147
Increases related to tax positions taken during the current year	2,919	1,889	6,018
Increases as a result of business combinations	—	286	61
Increases related to tax positions taken during prior years	18	—	6,141
Increases (decreases) related to foreign currency exchange rates	272	1,073	(1,782)
Reductions for tax positions of prior years	(537)	(13,623)	(15,284)
Reductions for settlements with tax authorities	—	(4,133)	(1,111)
Lapses of statutes of limitations	(1,542)	(1,505)	(1,435)
Gross unrecognized tax benefits, end of year	$9,872	$8,742	$24,755

As of January 31, 2021, we had $9.9 million of unrecognized tax benefits, all of which, if recognized, would impact the effective income tax rate in future periods. We recorded $(0.1) million, $1.8 million, and $0.5 million of net tax (expense) benefit for interest and penalties related to uncertain tax positions in our provision for income taxes for the years ended January 31, 2021, 2020, and 2019, respectively. Accrued liabilities for interest and penalties were $1.0 million and $0.9 million at January 31, 2021 and 2020, respectively. Interest and penalties (expense and/or benefit) are recorded as a component of the provision for income taxes in the combined financial statements.

Our income tax returns are subject to ongoing tax examinations in several jurisdictions in which we operate. In Israel, we are no longer subject to income tax examination for years prior to January 31, 2018. In the U.S., our federal returns are no longer subject to income tax examination for years prior to January 31, 2018.

We regularly assess the adequacy of our provisions for income tax contingencies. As a result, we may adjust the reserves for unrecognized tax benefits for the impact of new facts and developments, such as changes to interpretations of relevant tax law, assessments from taxing authorities, settlements with taxing authorities, and lapses of statutes of expiration. We believe that it is reasonably possible that the total amount of unrecognized tax benefits at January 31, 2021 could decrease by approximately $1.3 million in the next twelve months as a result of settlement of certain tax audits or lapses of statutes of limitation. Such decreases may involve the payment of additional taxes, the adjustment of certain deferred taxes including the need for additional valuation allowances and the recognition of tax benefits.